Exhibit 99.1

CELSIUS HOLDINGS, INC.

May 2018

Investor Presentation

NASDAQ:CELH

SAFE HARBOR STATEMENT

2018 INVESTOR PRESENTATION

CELSIUS

This presentation may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations and/or financial position, or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would," or similar words. You should not rely on forward-looking statements since Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation.

This document includes certain non-GAAP financial measures. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company's financial statements and believes these non-GAAP measures provide useful supplemental information to asses the Company's operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company's diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP.

2

OUR MISSION

Celsius Holdings, Inc. (Nasdaq: CELH), founded in April, 2004, is a global company, with a proprietary, clinically proven formula for flagship brand CELSIUS®.

Our mission - to become the global leader of a branded portfolio which is proprietary, clinically proven or innovative in its category, and offers significant health benefits.

BRAND BASICS

CELSIUS
LIVE FIT

UNIQUE BRAND ATTRIBUTES

TREND FORWARD POSITON

CELSIUS
LIVE FIT

THERMOGENIC

ACCELERATES METABOLISM

BURNS BODY FAT

BURNS CALORIES

PROVIDES HEALTHY ENERGY

PROPRIETARY MetaPlus® BLEND

- NO SUGAR
- NO HIGH FRUCTOSE CORN SYRUP
- NO ASPARTAME
- NO PRESERVATIVES
- NO ARTIFICIAL COLORS
- NO ARTIFICIAL FLAVORS
- VERY LOW SODIUM
- VITAMIN-INFUSED
- GLUTEN-FREE
- VEGAN


CELSIUS
CELSIUS
CELSIUS
HEAT

HOW DOES IT WORK?

CELSIUS


NO SUGAR • NO PRESERVATIVES
CELSIUS
LIVE FIT
SPARKLING
ORANGE
HEALTHY ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT
0
SUGAR

CELSIUS' proprietary MetaPlus® formula, including green tea with EGCG, ginger and guarana seed, turns on thermogenesis, a process that boosts your body's metabolic rate.†*

Drinking CELSIUS® prior to fitness activities is proven to energize, accelerate metabolism, burn body fat and calories. †*

LIVE FIT

0 SUGAR | GF GLUTEN FREE | KOSHER | NON GMO | CERTIFIED VEGAN

- HEALTHY ENERGY*
- ACCELERATES METABOLISM†*
- BURNS BODY FAT†*

6

CLINICAL STUDIES: *PROVEN*

CELSIUS


Change in Time-To-Exhaustion (TTE)
CEX - VO2peak (ml/kg*min)
PLX - VO2peak (ml/kg*min)
CEX - TTE (seconds)
PLX - TTE (seconds)
Pre
Post

Studies reviewed and approved by the National Advertising Division (NAD) of the Advertising Self-Regulatory Council

PEER REVIEWED CLINICAL STUDIES VALIDATING CLAIMS

- **Study 1. Ohio Research**: *Published In Journal of International Society of Sports Nutrition*
- **Study 2. University of Oklahoma**: *Published In Journal of International Society of Sports Nutrition*
- **Study 3. University of Oklahoma**: *Published In Journal of International Society of Sports Nutrition*
- **Study 4. University of Oklahoma**: *Published In Journal of International Society of Sports Nutrition*
- **Study 5. University of Oklahoma**: *Published In Journal of The American College of Nutrition*
- **Study 6. University of Oklahoma**: *Published In The Journal of Strength and Conditioning Association*
- **Study 7. Miami Research Associates**

7

BEST FUNCTIONAL DRINK

CELSIUS HEAT WINS

3%(67_3$&.$*,1*_'(6,*1´_

2018 InnoBev Global Soft Drinks Awards by Zenith!

INNOBEV, GLOBAL

INNOVATION OF

AWARD WINNER, THE YEAR 2017

APRIL 2017 BEVERAGE INDUSTRY 23TIME AWARD WINNER

3%HVW_)XQFWLRQDO_'ULQN´ BEST IN ENERGY CATEGORY

PRODUCTS POSITION PLACEMENT PROMOTION

PIONEERING POSITION: FITNESS DRINK

CELSIUS pioneers new ground Consumers are ready for ENERGY 2.0 (natural & healthy)

CLINICALLY PROVEN FUNCTION

+

Masses are leaving artificial or sugary

CSDs and other categories in droves HEALTHY ENERGY

6XJDU\_(QHUJ\_([LW_LV_12:≪

CELSIUS is a proven Fitness Drink

CELSIUS is here

Conventional Energy Healthier Energy Functional

CELSIUS HEAT POSITION: 75$,1(5¶6_*5$'(

CELSIUS HEAT is a Carbonated, Proven To Perform, Thermogenic with METAPLUS.

HEAT provides 100mg more caffeine than the original line, + 2,000mg L-Citruline.

Multi-Platinum recording artist FLO RIDA is the a brand ambassador kicking off the

QHZ_3529(1_FDPSDLJQ__D_QRG_WR_ERWK_KLV_ZRUN_ _&(/6,86_+($7¶V_FOLQLFDO_VWDWXV_

BUSINESS STRATEGY

EXPAND AT RETAIL

LAUNCH NEW ITEMS REPEAT INTRO &

& (INNOVATE NEW PRODUCT LAUNCHES CONSUMER

SEED PIPELINES ITEMS)

MARKETING PUSH

ORIGINALS CELSIUS HEAT

NATURALS ON-THE-GO Powders

BCAA* - Post Workout / Nordic Region Only

* First Decaffeinated Skus

TOP SELLER ON AMAZON

# 1 3$0$=21¶6_&+2,&(´_ZKHQ_VHDUFKLQJ_

Healthy Energy (Organic)

1,500+ lifetime reviews, 4.3 Star Rating +54 YOY Revenue Growth, Q1 +47 YOY Case Growth

CELSIUS was ahead of the curve with its relationship with Amazon. Our brand is on PRIME +

Subscribe & Save.

CELSIUS BRAND PERFORMANCE VS. CATEGORY

CONVENIENCE CHANNEL

CELSIUS

CELSIUS SIGNIFICANTLY OUTPACING CATEGORY GROWTH RATE

BRAND CELSIUS **+40.3%**
with 11.7% ACV points

* OUTPACING CATEORY GROWTH BY 33.8X

TOTAL CATEGORY
$11.2 BILLION

CATEGORY GROWTH 0.01+%
OVER 200+ BRANDS

RANKED 30TH TOP BRAND
WITH ONLY 11.7% ACV

CATEGORY: SHELF STABLE FUNCTIONAL BEVERAGES
CHANNEL: CONVENIENCE

Latest 52 Weeks Ending 4.22.2018; SHELF STABLE FUNCTIONAL BEVERAGES; TPL; SPINSscan Conventional Markets Total US – CONVENIENCE

14

DISTRIBUTION CHANNELS

SAMPLING OF KEY CUSTOMERS IN EACH CHANNEL

NATURAL CONVENTIONAL CONVENIENCE

CHANNEL GROCERY

2017

VITAMIN SPECIALTY

FITNESS MILITARY E-COMMERCE

& DRUG

ROUTE TO MARKET

SAMPLING OF KEY DISTRIBUTORS AND W HOLESALERS

SUPPLY CHAIN, DISTRIUBITON / WHOLESALER NETWORK FOUNDATION

PLACEMENT: ENERGY, FUNCTIONAL

EACH CHANNEL HAS A DEFINED PLACEMENT STRATEGY.

CELSIUS IS SOLD AMBIENT AND COLD ACROSS CHANNELS, IN GROCERY OR PHARMACY IN MULTIPACKS. IN FITNESS / EMERGING CHANNELS, COLD.

PROMOTION

THE MAKING OF AN ICON

INCREASING BRAND AWARENESS

PARTCIPATED AS A PRESENTING SPONSOR

29(5_________3728*+_08''(5_/(*,21((56´_3$57,&,3$7,1*___63(&7$7256

100 EVENTS IN 33 US CITIES

MULTIPLE CITIES ACROSS THE US

SAMPLING TO THE CORE CONSUMERS DURING A CRITICAL USAGE OPPORTUNITY

CONSUMER ADS ± FITNESS TARGETS

ON TREND FOR FITNESS HONING IN ON TARGET DEMO LIFESTYLERS WITH KEY BRAND MESSAGING

GLOBAL EXPANSION

NORDIC CHINA HONG KONG

EUROPE DISTRIBUTION PARTNERS

PARTNERS WITH DEFINED TERRITORIES WHICH CURRENTLY PROVIDE

MARKETING AND SALES SUPPORT WITHIN THEIR TERRITORY.

Established:

Sweden - Top selling FITNESS drink in Sweden

Finland expansion launched in Q2 2016 adds incremental growth

Norway launch announced February of 2018

NEW 2nd product line: CELSIUS BCAAs, Launched MARCH 2018 Additional international opportunities with identified distribution partners

ASIA DISTRIBUTION PARTNERS

PARTNERS WITH DEFINED TERRITORIES WHICH CURRENTLY PROVIDE MARKETING AND SALES SUPPORT WITHIN THEIR TERRITORY.

Established:

Hong Kong launched through AS Watson Water distributors in Q3 2017

China market launched with nationwide distribution through partnership with Qifeng Food Technology (Beijing) Co. Ltd., a national

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China production facility opened to support Asian market Additional opportunities with identified distribution partners

GEOGRAPHICAL ACCESS

18 Provinces

80+Cities

Celsius® already available in 35 cities

GO TO MARKET & CHANNEL ACCESS

Qifeng manages e-commerce directly. Its network of over 500 sub-distributors offers access to over 40,000 points of sales.

NATIONAL

REGIONAL

LOCAL

CELSIUS ® AVAIALBLE IN OVER 13,000 POINTS OF DISTRIBUITON THROUGH 68 SUB-DISTRIBUORS

CONNECTING WITH CONSUMERS (CHINA)

:RUNRXW_DQG_<RJD_$33V_WRJHWKHU_ZLWK_.2/¶V_KDYH_ connected with Chinese consumers nationally.

CONNECTING WITH CONSUMERS (CHINA)

Local retailers offer distribution across 35 cities while e-commerce addresses availability gap

Strategy Objectives and Growth Roadmap

Focused

Disciplined

Result Orientated Team Purpose Driven

Value

Supply

chain Build Brand Equity

Increase Portfolio Breath

Channel Expansion

ACV Gains

Improve Margins

Data Analytics

Operational Focus

Transform for Scale

CELSIUS FINANCIALS

KEY TAKE AWAYS

- RESOUNDING CONSUMER DEMAND - TREND FORWARD
- RAPIDLY GROWING REVENUES AND GROSS PROFITS
- Expanded product offering
- International **expansion continues to expand market opportunity**



CELSIUS
MILES
LOGGED
THIS WEEK
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#CELSIUSLIVEFIT

INCOME STATEMENT SUMMARY

( $ i n m i l l i o n s )

R e v e n u e G r o s s P r o f i t

US Int. Total

14 $4.8 $4.6 $4.7

12

$3.8

10

8 $2.8 $2.9 $2.6 $2.4 6 $1.8 $2.0 $1.5 $1.7 $1.5

4 2 0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 '15 '15 '15 '15 '16 '16 '16 '16 '17 '17 '17 '17 '18 '15 '15 '15 '15 '16 '16 '16 '16 '17 '17 '17 '17 '18

4__μ___5HYHQXH_RI_______PLOOLRQ__XS______FRPSDUHG_WR_ 4__μ___*URVV_SURILW_XS_____ $6.0 million in the year ago quarter

69% growth in North American revenues primarily Gross profit was $4.8 million, or 39.5% of attributable to double digit growth in existing accounts revenue, in the three months ended March and new distribution expansion. 31, 2018 compared to $2.4 million, or 39.7%

European sales achieved 118% growth mainly as a of revenue, for the same period in 2017. result of the launch of a BCAA Celsius line extension in Northern Europe

Asia revenues grew 100% mainly as a result of our initial product line launch in China.

STRONG FINANCIAL RESULTS

Net Sales Q1 - 2018 Net Sales FY17 By Channel

(% Change vs PY)

(% Change vs PY) 40,000,000 14,000,000

+59%

+101%

35,000,000 12,000,000 30,000,000 10,000,000

25,000,000 +72% +69% 8,000,000 20,000,000 6,000,000 15,000,000

+37%

4,000,000 +118% 10,000,000

+100%

5,000,000 2,000,000

0 0

NET NON-GAAP ADJUSTED EBITDA* TOTAL $2.7 MILLION NET NON-GAAP ADJUSTED EBITDA* TOTAL $160,000

(EXCLUDING NET ASIA INVESTMENTS OF $7.3 MILLION) (EXCLUDING NET ASIA INVESTMENTS OF $2.2 MILLION)

2017 GROSS PROFIT INCREASED 59% TO $15.4 MILLION, AND GROSS MARGIN REMAINED STEADY AT 42.7% IN 2017

(GROSS PROFIT TOTALED 51.8% EXCLUDING OUTBOUND FRIEGHT OF $3.3 MILLION INCLUDED GROSS PROFIT)

* NOTE ±3$'-867('´_),1$1&,$/_0($685(_$5(_121-GAAP. SEE THE END OF THIS PRESENTATION FOR A RECONCILIATION OF THESE MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES.

STRONG FINANCIAL RESULTS

&XUUHQW_$VVHWV_4__μ__ /LDELOLWLHV_4__μ__

Total $29M Current $10.4m LT $3.5m 35,000,000 12,000,000

30,000,000

10,000,000

25,000,000

8,000,000

20,000,000

6,000,000 15,000,000

4,000,000 10,000,000

2,000,000 5,000,000

0 0

Accounts Accrued Long Term Payable & Prefereed Debt Accrued & other

AS OF March 31 2018

- WORK IN CAPTIAL $18.5 M

- STOCKHOLDERS EQUITY $15.0 M

- SHARES OUTSTANDING 60.0 M

FOCUS ON DRIVING GROWTH

Realize Margin Portfolio Trade Productivity Innovation Mix Optimization

KEY INVESTORS



LI KA-SHING

Horizon Ventures: investment arm of Mr. Li Ka-Shing. Asia's wealthiest individual. Assets include over 15,000 health & beauty retail locations

Horizons Ventures 维港投资



CARL DeSANTIS

Former Founder and Chairman of ReXall Sundown Inc. which he built into the world's leading nutritional supplement supplier, sold for $1.8 billion in 2000

Rexall Sundown



KIMORA LEE SIMMONS

Celebrity & business mogul (several companies), powerful brand builder & influencer baby phat

35

CELSIUS **MANAGEMENT**

PEOPLE = DIFFERENCE MAKERS

CELSIUS



JOHN FIELDLY - CEO & INTERIM CFO

John Fieldly was named President and Chief Financial Officer of Celsius Holdings, Inc. in 2018 and is presently the company's interim and CFO. He brings nearly 20 years' experience in business management and corporate financial leadership to his role where he oversees the company's finances, public reporting requirements and operations. His expertise stems from a strong background in financial leadership, public reporting requirements, operational process and procurement improvement strategies to maximize resources to drive revenue and operational efficiencies. Prior to joining Celsius Holdings he was Corporate Controller of Oragenics, Inc. a publicly traded nutraceutical company where he was responsible for all financial functions and implemented procurement strategies to maximize operations. Prior to that Mr. Fieldly held leadership positions at Lebhar-Friedman-the B2B leading media and marketing company serving the retail industry, foodservice, and healthcare over the last 90 years and prior to that he served various leadership roles at Eckerd Corporation. Mr. Fieldly is a Certified Public Accountant in Florida.



VANESSA WALKER - EXECUTIVE VP OF MARKETING & INNOVATION

Ms. Walker has served as EVP of Marketing & Innovation. With over 24 years in beverage and retail, she was former EVP Sales & Marketing, LaCroix Sparkling Water, National Beverage, ('08-'16). She revitalized the MW regional brand, building the marketing and sales infrastructure, strategy and plans. LaCroix became the fastest growing sparkling water in the US ($35m in '08 to +$195m '15, Nielsen), outpacing Nestle owned Perrier & San Pellegrino in all channels of trade. Previous to 2008, Ms. Walker served as Director of Marketing for Big Red of Texas, (2006-2007), before their sale, relaunching Red JAK energy through DPSU. Prior, she was SVP Sales / Marketing, at start up Manhattan Beverage Co., NY, NY. Ms. Walker was also a part of start up IN ZONE Brands Inc., VP National Accounts, as then BellyWashers & TummyTicker brands, grew from $1m to over $90m ('01-'04). She began her career after college with Target Stores, serving as Regional Buyer ('97-01) foods/beverages, and store executive ('94-'97).



JON MCKILLOP – SENIOR VICE PRESIDENT OF SALES – NORTH AMERICA

Jon McKillop has been recently promoted to Senior Vice President of Sales for North America, joining the CELH Executive team. Previously McKillop served as Vice President of Sales for the company's non-traditional channels of trade, to include Fitness, Military, Vending, Travel and Food Service. McKillop's career has spanned over 15 years in beverage and consumer packaged goods in both traditional and non-traditional channels of trade. Prior to his arrival at Celsius on May 3, 2016, McKillop served in a variety of management roles at Glanbia Performance Nutrition, a leading company in the branded sports nutrition space, most recently as National Director of Sales for the organizations American Body Building brand. Before that, McKillop held management posts at large corporations Pepsi Americas, Core-Mark International and Keurig. He holds an undergraduate degree in Marketing from Southern Oregon University.

36

MANAGEMENT BENCH STRENGTH

FOCUSED DISIPLINED RESULTS ORIENTED PURPOSE DRIVEN

BOARD OF DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL, & EXECUTIVE MANAGEMENT EXPERTISE

William H. Milmoe Kevin Harrington John Fieldly

CO-CHAIRMAN DIRECTOR DIRECTOR

Finance and accounting New product development Corporate Finance President CDS International Celsius CFO, Interim CEO

79_VKRZ_36KDUN_7DQN´_DOXPQL

Holdings

Launched over 500 products

Career includes roles with:

3$V_VHHQ_RQ_79´_LQIRPHUFLDO_ Oragenics leader in novel Financial career includes roles with: Price Waterhouse, pioneer antibiotics and proprietary OTC General Cinema Corp, Pepsi, probiotics, Lebhar-Friedman independent bottler leader in B2B publishing, Eckerd Corporation

Tony Lau Nick Castaldo Thomas E. Lynch Hal Kravitz

CO-CHAIRMAN DIRECTOR DIRECTOR DIRECTOR

Horizons Ventures Consumer services business Insurance CEO of AQUA hydrate Asian market expert Chain restaurant, banking Banking Former Officer of Coca-Cola and retailing IB professional, M&A Public official

)RUPHU_'HQQ\¶V_93_

Marketing

KEY TAKE AWAYS

RESOUNDING CONSUMER DEMAND

STRONG PURPOSE TO BE THE LEADING FITNESS BRAND

INCREASING DISTRIBUTION

INCREASING GLOBAL EXPANSION

INNOVATIVE PORTFOLIO CAPITALIZING ON HEALTH & WELLNESS TRENDS

TRANSFORMING OPERATIONS FOR SCALE

DISIPLINED DATA DRIVEN TEAM

CELSIUS HOLDINGS, INC.

C O M PA N Y C O N TA C T

John Fieldly, CEO & Interim CFO

Celsius Holdings, Inc.

561.276.2239

jfieldly@celsius.com

I N V E S T O R R E L AT I O N S

Cam eron Donahue, Partner

Hayden IR

651.653.1854

cam eron@haydenir.com

VISIT OUR NEW INVESTOR W EBSITE:

CELSIUSHoldingsINC.COM

INCOME STATEMENT

Celsius Holdings, Inc. and Subsidiaries Consolidated Statements of Operations

For the three months ended March 31, 2018 2017

Revenue $ 12,059,976 $ 6,000,429 Cost of revenue 7,296,295 3,617,623 Gross profit 4,763,681 2,382,806

Selling and marketing expenses 5,599,271 2,153,087 General and administrative expenses 2,002,655 2,062,963 Total operating expense 7,601,926 4,216,050

Income (Loss) from operations (2,838,245) (1,833,244)

Other Income (Expense):

Interest expense (38,259) (48,056) Total Other Income (Expense) (38,259) (48,056)

Net Income (Loss) (2,876,504) (1,881,300) Preferred stock dividend (82,691) (90,245) Net (Loss) available to common stockholders $ (2,959,195) $ (1,971,545)

Income (Loss) per share:

Basic $ (0.06) $ (0.05) Diluted $ (0.06) $ (0.05) Weighted average shares outstanding: Basic 47,449,553 41,783,853 Diluted 47,449,553 41,783,853

BALANCE SHEET

Celsius Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets

CELSIUS

		March 31, 2018 (Unaudited)		December 31, 2017 (1)
ASSETS				
Current assets:				
Cash	$	9,987,713	$	14,186,624
Accounts receivable, net		9,073,880		6,375,658
Inventories, net		6,668,742		5,305,505
Prepaid expenses and other current assets		3,158,057		1,180,444
Total current assets		28,888,392		27,048,231
Property and equipment, net		66,406		62,642
Total Assets	$	28,954,798	$	27,110,873
LIABILITIES AND STOCKHOLDERS' EQUITY				
Current liabilities:				
Accounts payable and accrued expenses	$	10,219,925	$	6,311,824
Accrued preferred dividend		165,462		133,883
Deferred revenue and other current liabilities		21,980		17,921
Total current liabilities		10,407,367		6,463,628
Long-term liabilities:				
Line of credit note payable-related party		3,500,000		3,500,000
Total Liabilities		13,907,367		9,963,628
Stockholders' Equity:				
Preferred Stock, $0.001 par value; 2,500,000 shares authorized, 3,380 and 6,380 shares issued and outstanding at March 31, 2018 and December 31, 2017		3		7
Common stock, $0.001 par value; 75,000,000 shares authorized, 50,956,869 and 45,701,593 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively		50,957		45,702
Additional paid-in capital		80,009,458		79,101,824
Accumulated other comprehensive loss		(92,882)		(39,378)
Accumulated deficit		(64,920,105)		(61,960,910)
Total Stockholders' Equity		15,047,431		17,147,245
Total Liabilities and Stockholders' Equity	$	28,954,798	$	27,110,873

(1) Derived from Audited Financial Statements

(1) Derived from Audited Financial Statements

42

RECONCILIATION OF NON-GAAP ADJUSTED EBITDA